COLLATERAL ASSIGNMENT

OF MEMBERSHIP INTEREST

For value received and as collateral security for repayment of any and all indebtedness of CORNING NATURAL GAS CORPORATION (herein, "CNG") now existing or hereafter arising owing to COMMUNITY BANK, N.A. (herein, the "Bank"), including, without limitation, all amounts advanced or re-advanced by the Bank to CNG pursuant to a $5,600,000 Line of Credit (Loan #4280406 0101) and/or a $1,000,000 Line of Credit (Loan #4280406 0501), CORNING NATURAL GAS APPLIANCE CORPORATION, the undersigned, hereby assigns to COMMUNITY BANK, N.A., having offices located at 240 South Hamilton Street, Painted Post, New York 14870, its entire membership interest in and to CORNING REALTY ASSOCIATES, LLC, a New York limited liability company (the "Company").

The undersigned corporation warrants that it is the sole member of the Company, that the aforementioned membership interest has not previously been assigned or encumbered in any way, and that there exists no restriction on assignment of the membership interest arising out of its Articles of Organization, Operating Agreement, or otherwise. The undersigned furthermore acknowledges and represents that reactivation by the Bank, concurrently with the delivery of this Assignment, of access by CNG to the credit line facilities above-referenced constitutes substantial consideration for this Assignment which is beneficial to both CNG and the undersigned assignor and is done in connection with CNG&s purchase of gas supplies in the ordinary course. The Bank further acknowledges that efforts are currently underway to sell the entire business of the Company and the Bank agrees that should agreement for such sale be reached, that the Bank will cooperate as may be necessary to consummate such sale, including but not limited to the Bank agreeing to substitute an interest in the proceeds of such sale for the interests assigned hereby.

DATE: November 28,2005

CORNING NATURAL GAS APPLICANCE CORPORATION

/s/ Kenneth J. Robinson

By: Kenneth J. Robinson, Executive Vice President